UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K


                              Current Report
                  Pursuant to Section 13 OR 15(d) of the
                      Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  October 7, 2004



                     AMLI RESIDENTIAL PROPERTIES TRUST
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)



         Maryland                 1-12784                36-3925916
      ---------------        -----------------       -------------------
      (State or other        (Commission File          (IRS Employer
      jurisdiction of             Number)            Identification No.)
      incorporation)



      125 South Wacker Drive, Suite 3100,
               Chicago, Illinois                           60606
      ----------------------------------------           ----------
      (Address of principal executive offices)           (Zip Code)



                              (312) 443-1477
           ----------------------------------------------------
           (Registrant's telephone number, including area code)



                                    N/A
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
            ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      On October 7, 2004, the Board of Trustees of AMLI Residential Properties Trust (the "Trust") elected Bruce P. Bickner as a member of the Board of Trustees. The Board of Trustees determined that Mr. Bickner is independent in accordance with the corporate governance standards of the New York Stock Exchange. Mr. Bickner has been appointed to Audit Committee of the Board of Trustees and has been named as its chairman. Since
January 1, 2003, there have been no transactions, and there are no currently proposed transactions, to which the Trust was or is to be party in which Mr. Bickner had, or will have, a direct or indirect material interest.

      The Trust also announced that Adam Metz, currently a member of the Board of Trustees and who served as chairman of the Audit Committee until the appointment of Mr. Bickner, will resign as a trustee of the Trust at the end of 2004.

      In addition, the Board of Trustees of the Trust has approved a proposal to amend the Trust's Declaration of Trust to eliminate the staggered term of trustees and provide for the annual election of all trustees. The amendment to the Declaration of Trust providing for elimination of staggered terms will require shareholder approval which the Trust will seek at its 2005 annual shareholders' meeting.

      A copy of the press release describing these actions is included as
Exhibit 99.1 to this Report on Form 8-K.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

            99.1  Press Release dated October 8, 2004


































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                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.




Dated:  October 12, 2004            AMLI RESIDENTIAL PROPERTIES TRUST


                                    By:     /s/ Robert J. Chapman
                                            -----------------------
                                    Name:   Robert J. Chapman
                                    Title:  Chief Financial Officer





















































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